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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) December 8, 2005

       CWHEQ, INC. (as depositor under the Sale and Servicing Agreement, dated as of August 30, 2005, relating to the Revolving Home Equity
                   Loan Asset Backed Notes, Series 2005-E).

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

      Delaware                       333-126790               87-0698310
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)


              4500 Park Granada
             Calabasas, California                        91302
             ------------------------                    --------
             (Address of Principal                      (Zip Code)
              Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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Section 8.

Item 8.01. Other Events.

Description of the Notes and the Mortgage Pool*


         On December 8, 2005, CWHEQ, Inc. (the "Company") entered into Amendment no. 1, dated as of November 30, 2005, to the Purchase Agreement dated as of August 30, 2005, among the Company, as purchaser, Countrywide Home Loans, Inc. ("CHL"), Countrywide LFT LLC ("CLFT"), and Park Monaco Inc. ("Park Monaco") as sellers.

         Amendment No. 1 to the Purchase Agreement is annexed hereto as Exhibit 99.1.











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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2005 and the Prospectus Supplement dated August 26, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-E (the "Prospectus").

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Section 9.

Item 9.01. Financial Statements, Pro Forma Financial

         Information And Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:



99.1 Amendment No. 1, dated as of November 30, 2005, to the Purchase Agreement dated as of August 30, 2005 by and among the Company, CHL, CLFT and Park Monaco.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWHEQ, INC.





                                                  By:  /s/ Leon Daniels, Jr.
                                                       -----------------------
                                                       Name:  Leon Daniels, Jr.
                                                       Title:  Vice President


Dated: December 12, 2005



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EXHIBIT INDEX
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Exhibit     Description
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99.1        Amendment No. 1 dated as of November 30, 2005, to the Purchase
            Agreement, dated as of August 30, 2005, by and among the Company, CHL, CLFT and Park Monaco.



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